Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:	Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

FOR IMMEDIATE RELEASE:

TrustCo Announces Third Quarter Earnings

Glenville, New York –October 21, 2013

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that net income rose to $10.3 million in the quarter ended September 30, 2013, up 5.1% from $9.8 million for the quarter ended September 30, 2012.  Third quarter net income is up 11.1% over the same period two years ago and 29.6% over the same period four years ago.

TrustCo saw continued strong loan growth in the third quarter of 2013 along with an increase in the average yield on loans for the first time since the third quarter of 2008.  Loan growth was funded by continued growth of low cost retail deposits along with a shift from lower yielding investment securities, helping to boost the average yield on earning assets.  Robert J. McCormick, President and Chief Executive Officer noted, “Our results for the third quarter of 2013 continued the progress we made in the first half of the year in terms of bottom line growth and in positioning our business for the balance of the year and beyond.  In addition to the gain in net income, we continue to add profitable customer relationships on both the loan and deposit sides of the Bank.  Our highly liquid balance sheet allowed us to fund much of our loan growth without having to overpay for deposits.  In fact, our cost of interest-bearing deposits continued to decline in the third quarter relative to the second quarter.  We look forward to the final quarter of 2013 and to 2014 with optimism, though we note that our industry continues to face challenges as the economy remains fragile and interest rate environment remains mixed.  We will continue to take advantage of opportunities as they are presented.”

Mr. McCormick also noted “We continue to see signs of economic improvement in the markets in which we operate, particularly Florida, although unemployment and other persistent issues continue to constrain any significant economic growth. We believe our long-term focus on traditional lending criteria and conservative balance sheet management has enabled us to maintain a strong balance sheet and continued profitability.  As a result, we have been able to focus on conducting business, which has significantly enhanced our reputation and put us in a position to take advantage of changes in market and competitive conditions.”
Page | 4

Return on average assets and return on average equity were 0.91% and 11.64%, respectively for the third quarter of 2013, compared to 0.89% and 10.97% for the third quarter of 2012.  Earnings per share were $0.109 for the third quarter of 2013, up 4.8% from $0.104 for the third quarter of 2012.  For the first nine months of 2013, TrustCo earned $29.2 million or $0.310 per share, compared to $27.7 million or $0.296 per share in the first nine months of 2012.

On a year-over-year basis, average loans were up $213.7 million or 8.3% in the third quarter of 2013, over the same period in 2012.  Average deposits were up $48.2 million over the same period.  Management took action to incent customers to move some funds into certificates with slightly longer maturities, which will be helpful as rates rise without having a material impact on the current cost of funds.  Core deposits typically represent longer term customer relationships and are generally lower cost than time deposits.  71.2% of average third quarter deposits were core.  Mr. McCormick noted that, “The year-over-year growth of our loans and the shift in our deposit base reflects the long term strategic focus of the Company.

While some banks have backed away from branches, a customer friendly branch franchise continues to be the key to our long term plans.  We opened one office, in Ormond Beach, Florida, during the third quarter.  We recently celebrated the ten year anniversary of our expansion program, and have made significant progress expanding loans and deposits through our branches.  We expect that trend to continue as the new branches continue to grow.  We also note we have always designed our branches to be smaller and more cost effective than those built by many of our competitors.  We have utilized open floor plans that help maximize the value of our branches.  We remain mindful that fully achieving our goals for our newer branches will take time and continued hard work.  We believe our success in growing customer relationships provides the basic building blocks that will help drive profit growth over the coming years.”

Asset quality, reserve coverage of nonperforming loans (NPLs) and reserve coverage of net charge-offs all improved from December 31, 2012 to September 30, 2013.  NPLs declined to $41.7 million at September 30, 2013, compared to $52.7 million at December 31, 2012 and nonperforming assets (NPAs) declined to $51.6 million from $61.4 million over the same period.   NPLs were equal to 1.47% of total loans at quarter-end, compared to 1.96% at year-end.  For the third quarter of 2013 the allowance covered annualized third quarter net charge-offs by 8.7 times, compared to an annualized 3.3 times for the third quarter of 2012.  The coverage ratio, or allowance for loan losses to NPLs, was 114.4% at September 30, 2013, compared to 91.0% at December 31, 2012.  Overall, every asset quality indicator improved during the third quarter of 2013.

The net interest margin for the third quarter of 2013 was 3.12%, compared to 3.21% in the third quarter of 2012 and 3.10% in the second quarter of 2013.

At September 30, 2013 the tangible equity ratio was 7.94% compared to 8.27% at September 30, 2012 and 7.83% at June 30, 2013.  Tangible book value per share ended the third quarter at $3.75 compared to $3.81 in the year-ago period.
Page | 5

TrustCo Bank Corp NY is a $4.5 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 139 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at September 30, 2013.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss third quarter 2013 results will be held at 9:00 a.m. Eastern Time on October 23, 2013.  Those wishing to participate in the call may dial toll-free 1-888-317-6016.  International callers must dial + 1-412-317-6016.   A replay of the call will be available thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10035171. The call will also be audio webcast at: http://services.choruscall.com/links/trst131022.html, and will be available for one year.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” may include statements regarding future events or performance and statements regarding TrustCo’s ability to offer and sell securities under its shelf registration statement. Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations (including laws concerning taxation, banking and securities), real estate and collateral values, changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board; changes in local market areas and general business and economic trends and the matters described under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2012, as amended, and in our subsequent securities filings.
Page | 6

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	09/30/13		06/30/13		09/30/12
Summary of operations
Net interest income (TE)	$34,180		33,630		34,321
Provision for loan losses	1,500		2,000		2,900
Net securities transactions	-		1,432		666
Noninterest income	4,414		4,484		4,551
Noninterest expense	20,688		21,869		20,643
Net income	10,252		9,763		9,753

Per common share
Net income per share:
- Basic	$0.109		0.104		0.104
- Diluted	0.109		0.104		0.104
Cash dividends	0.066		0.066		0.066
Tangible Book value at period end	3.75		3.69		3.81
Market price at period end	5.95		5.44		5.71

At period end
Full time equivalent employees	708		710		760
Full service banking offices	139		138		138

Performance ratios
Return on average assets	0.91%		0.88		0.89
Return on average equity	11.64		10.83		10.97
Efficiency (1)	51.15		53.51		49.99
Net interest spread (TE)	3.06		3.04		3.15
Net interest margin (TE)	3.12		3.10		3.21
Dividend payout ratio	60.38		63.33		63.13

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	7.94		7.83		8.27

Asset quality analysis at period end
Nonperforming loans to total loans	1.47		1.57		1.92
Nonperforming assets to total assets	1.16		1.21		1.36
Allowance for loan losses to total loans	1.68		1.72		1.82
Coverage ratio (3)	1.1	x	1.1	x	0.9	X

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(2)	The tangible equity ratio excludes $553,000 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.
Page | 7

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Nine Months Ended
	09/30/13	09/30/12
Summary of operations
Net interest income (TE)	$101,517	101,951
Provision for loan losses	5,500	9,000
Net securities transactions	1,434	1,398
Noninterest income	13,488	13,405
Noninterest expense	64,114	62,827
Net income	29,183	27,728

Per common share
Net income per share:
- Basic	$0.310	0.296
- Diluted	0.310	0.296
Cash dividends	0.197	0.197
Tangible Book value at period end	3.75	3.81
Market price at period end	5.95	5.71

Performance ratios
Return on average assets	0.89%	0.85
Return on average equity	10.94	10.64
Efficiency (1)	52.99	52.00
Net interest spread (TE)	3.08	3.12
Net interest margin (TE)	3.14	3.20
Dividend payout ratio	63.55	66.51

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).

TE = Taxable equivalent.
Page | 8

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Interest and dividend income:
Interest and fees on loans	$32,166	31,639	31,481	31,776	32,103
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	571	627	816	1,191	1,996
State and political subdivisions	127	148	191	295	340
Mortgage-backed securities and collateralized mortgage obligations-residential	2,888	2,701	2,769	2,237	2,003
Corporate bonds	223	233	218	232	529
Small Business Administration-guaranteed participation securities	558	564	496	276	43
Mortgage-backed securities and collateralized mortgage obligations-commercial	39	38	29	-	-
Other securities	5	3	5	5	4
Total interest and dividends on securities available for sale	4,411	4,314	4,524	4,236	4,915

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	686	716	789	823	976
Corporate bonds	154	214	312	385	385
Total interest on held to maturity securities	840	930	1,101	1,208	1,361

Federal Reserve Bank and Federal Home Loan Bank stock	121	121	119	127	120

Interest on federal funds sold and other short-term investments	344	327	245	265	258
Total interest income	37,882	37,331	37,470	37,612	38,757

Interest expense:
Interest on deposits:
Interest-bearing checking	84	82	80	80	79
Savings	798	829	916	921	870
Money market deposit accounts	590	630	685	703	673
Time deposits	1,937	1,883	1,820	1,967	2,629
Interest on short-term borrowings	370	367	364	361	348
Total interest expense	3,779	3,791	3,865	4,032	4,599

Net interest income	34,103	33,540	33,605	33,580	34,158

Provision for loan losses	1,500	2,000	2,000	3,000	2,900
Net interest income after provision for loan losses	32,603	31,540	31,605	30,580	31,258

Noninterest income:
Trustco Financial Services income	1,317	1,287	1,421	1,815	1,145
Fees for services to customers	2,903	2,968	2,887	3,386	3,234
Net gain on securities transactions	-	1,432	2	763	666
Other	194	229	282	197	172
Total noninterest income	4,414	5,916	4,592	6,161	5,217

Noninterest expenses:
Salaries and employee benefits	7,935	7,647	8,178	8,427	7,587
Net occupancy expense	3,911	3,910	4,053	3,889	3,756
Equipment expense	1,567	1,582	1,718	1,637	1,316
Professional services	1,255	1,565	1,420	1,458	1,657
Outsourced services	1,350	1,350	1,350	1,175	1,350
Advertising expense	548	714	730	1,037	935
FDIC and other insurance	1,009	1,004	1,010	1,007	983
Other real estate expense, net	946	1,473	749	375	1,210
Other	2,167	2,624	2,349	2,145	1,849
Total noninterest expenses	20,688	21,869	21,557	21,150	20,643

Income before taxes	16,329	15,587	14,640	15,591	15,832
Income taxes	6,077	5,824	5,472	5,785	6,079

Net income	$10,252	9,763	9,168	9,806	9,753
Net income per Common Share:
- Basic	$0.109	0.104	0.097	0.104	0.104

- Diluted	0.109	0.104	0.097	0.104	0.104

Average basic shares (thousands)	94,228	94,204	94,068	93,824	93,692
Average diluted shares (thousands)	94,275	94,211	94,073	93,828	93,700

Note: Taxable equivalent net interest income	$34,180	33,630	33,707	33,718	34,321

Page | 9

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Nine Months Ended
	9/30/2013	9/30/2012

Interest and dividend income:
Interest and fees on loans	$95,286	96,805
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	2,014	6,906
State and political subdivisions	466	1,118
Mortgage-backed securities and collateralized mortgage obligations-residential	8,358	4,460
Corporate bonds	674	1,999
Small Business Administration-guaranteed participation securities	1,618	43
Mortgage-backed securities and collateralized mortgage obligations-commercial	106	-
Other securities	13	14
Total interest and dividends on securities available for sale	13,249	14,540

Interest on held to maturity securities:
U. S. government sponsored enterprises	-	25
Mortgage-backed securities and collateralized mortgage obligations-residential	2,191	3,464
Corporate bonds	680	1,281
Total interest on held to maturity securities	2,871	4,770

Federal Reserve Bank and Federal Home Loan Bank stock	361	359

Interest on federal funds sold and other short-term investments	916	877
Total interest income	112,683	117,351

Interest expense:
Interest on deposits:
Interest-bearing checking	246	235
Savings	2,543	2,951
Money market deposit accounts	1,905	2,366
Time deposits	5,640	9,277
Interest on short-term borrowings	1,101	1,114
Total interest expense	11,435	15,943

Net interest income	101,248	101,408

Provision for loan losses	5,500	9,000
Net interest income after provision for loan losses	95,748	92,408

Noninterest income:
Trust department income	4,025	3,946
Fees for services to customers	8,758	8,904
Net gain on securities transactions	1,434	1,398
Other	705	555
Total noninterest income	14,922	14,803

Noninterest expenses:
Salaries and employee benefits	23,760	22,849
Net occupancy expense	11,874	11,368
Equipment expense	4,867	4,436
Professional services	4,240	4,582
Outsourced services	4,050	3,947
Advertising expense	1,992	2,804
FDIC and other insurance	3,023	2,816
Other real estate expense, net	3,168	2,841
Other	7,140	7,184
Total noninterest expenses	64,114	62,827

Income before taxes	46,556	44,384
Income taxes	17,373	16,656

Net income	$29,183	27,728

Net income per Common Share:
- Basic	$0.310	0.296

- Diluted	0.310	0.296

Average basic shares (thousands)	94,096	93,568
Average diluted shares (thousands)	94,115	93,572

Note: Taxable equivalent net interest income	$101,517	101,951
Page | 10

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
ASSETS:

Cash and due from banks	$45,088	40,580	39,512	55,789	40,354
Federal funds sold and other short term investments	510,561	588,252	405,262	488,227	402,290
Total cash and cash equivalents	555,649	628,832	444,774	544,016	442,644

Securities available for sale:
U. S. government sponsored enterprises	193,614	188,133	263,165	263,108	427,798
States and political subdivisions	11,199	12,159	15,265	26,457	33,857
Mortgage-backed securities and collateralized mortgage obligations-residential	534,301	504,793	612,555	518,776	515,879
Corporate bonds	53,094	53,053	59,239	26,529	49,296
Small Business Administration-guaranteed participation securities	104,863	108,665	115,464	76,562	25,338
Mortgage-backed securities and collateralized mortgage obligations-commercial	10,715	10,725	11,136	-	-
Other securities	660	660	660	660	660
Total securities available for sale	908,446	878,188	1,077,484	912,092	1,052,828

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	81,337	88,852	98,038	108,471	120,877
Corporate bonds	9,941	9,937	19,935	34,955	35,074
Total held to maturity securities	91,278	98,789	117,973	143,426	155,951

Federal Reserve Bank and Federal Home Loan Bank stock	10,500	10,500	9,632	9,632	9,632

Loans:
Commercial	212,833	216,977	212,637	219,577	217,431
Residential mortgage loans	2,279,064	2,205,334	2,154,188	2,126,668	2,056,972
Home equity line of credit	337,178	334,571	332,111	333,909	327,083
Installment loans	5,894	5,544	4,831	4,579	4,455
Loans, net of deferred fees and costs	2,834,969	2,762,426	2,703,767	2,684,733	2,605,941
Less:
Allowance for loan losses	47,722	47,589	47,658	47,927	47,364
Net loans	2,787,247	2,714,837	2,656,109	2,636,806	2,558,577

Bank premises and equipment, net	34,559	38,301	35,787	36,239	37,251
Other assets	71,728	73,757	69,998	64,402	61,290

Total assets	$4,459,407	4,443,204	4,411,757	4,346,613	4,318,173

LIABILITIES:
Deposits:
Demand	$314,660	314,985	298,243	300,544	292,350
Interest-bearing checking	591,590	591,844	579,077	560,064	536,892
Savings accounts	1,221,791	1,228,281	1,213,226	1,198,517	1,167,927
Money market deposit accounts	650,688	634,804	656,577	667,589	668,064
Certificates of deposit (in denominations of $100,000 or more)	405,575	397,707	384,559	352,734	359,246
Other time accounts	710,064	725,255	725,998	724,745	751,974
Total deposits	3,894,368	3,892,876	3,857,680	3,804,193	3,776,453

Short-term borrowings	185,226	176,325	171,019	159,846	161,751
Accrued expenses and other liabilities	25,425	25,380	22,169	23,776	22,352

Total liabilities	4,105,019	4,094,581	4,050,868	3,987,815	3,960,556

SHAREHOLDERS' EQUITY:
Capital stock	98,912	98,912	98,912	98,912	98,912
Surplus	173,408	173,897	174,386	174,899	175,284
Undivided profits	143,015	138,953	135,373	132,378	128,750
Accumulated other comprehensive income (loss), net of tax	(15,923)	(16,831)	(169)	1,558	4,879
Treasury stock at cost	(45,024)	(46,308)	(47,613)	(48,949)	(50,208)

Total shareholders' equity	354,388	348,623	360,889	358,798	357,617

Total liabilities and shareholders' equity	$4,459,407	4,443,204	4,411,757	4,346,613	4,318,173

Outstanding shares (thousands)	94,334	94,204	94,071	93,935	93,807

Page | 11

NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12
New York and other states*
Loans in nonaccrual status:
Commercial	$5,436	5,891	5,978	6,635	5,880
Real estate mortgage - 1 to 4 family	30,643	30,736	34,027	35,286	32,593
Installment	71	36	35	6	71
Total non-accrual loans	36,150	36,663	40,040	41,927	38,544
Other nonperforming real estate mortgages - 1 to 4 family	170	174	225	231	238
Total nonperforming loans	36,320	36,837	40,265	42,158	38,782
Other real estate owned	3,011	3,918	4,461	2,979	2,716
Total nonperforming assets	$39,331	40,755	44,726	45,137	41,498

Florida
Loans in nonaccrual status:
Commercial	$-	583	2,595	2,698	2,698
Real estate mortgage - 1 to 4 family	5,406	6,022	7,013	7,820	8,438
Installment	-	-	1	1	7
Total non-accrual loans	5,406	6,605	9,609	10,519	11,143
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	5,406	6,605	9,609	10,519	11,143
Other real estate owned	6,816	6,427	5,406	5,726	5,975
Total nonperforming assets	$12,222	13,032	15,015	16,245	17,118

Total
Loans in nonaccrual status:
Commercial	$5,436	6,474	8,573	9,333	8,578
Real estate mortgage - 1 to 4 family	36,049	36,758	41,040	43,106	41,031
Installment	71	36	36	7	78
Total non-accrual loans	41,556	43,268	49,649	52,446	49,687
Other nonperforming real estate mortgages - 1 to 4 family	170	174	225	231	238
Total nonperforming loans	41,726	43,442	49,874	52,677	49,925
Other real estate owned	9,827	10,345	9,867	8,705	8,691
Total nonperforming assets	$51,553	53,787	59,741	61,382	58,616

Quarterly Net Chargeoffs
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12
New York and other states*
Commercial	$585	49	248	152	9
Real estate mortgage - 1 to 4 family	1,215	1,885	1,563	1,410	2,157
Installment	25	13	15	72	7
Total net chargeoffs	$1,825	1,947	1,826	1,634	2,173

Florida
Commercial	$(502)	(1)	99	(18)	736
Real estate mortgage - 1 to 4 family	41	123	344	810	644
Installment	3	-	-	12	1
Total net chargeoffs	$(458)	122	443	804	1,381

Total
Commercial	$83	48	347	134	745
Real estate mortgage - 1 to 4 family	1,256	2,008	1,907	2,220	2,801
Installment	28	13	15	84	8
Total net chargeoffs	$1,367	2,069	2,269	2,438	3,554

Asset Quality Ratios
	09/30/13		06/30/13		03/31/13		12/31/12		09/30/12
Total nonperforming loans(1)	$41,726		43,442		49,874		52,677		49,925
Total nonperforming assets(1)	51,553		53,787		59,741		61,382		58,616
Total net chargeoffs(2)	1,367		2,069		2,269		2,438		3,554

Allowance for loan losses(1)	47,722		47,589		47,658		47,927		47,364

Nonperforming loans to total loans(1)	1.47%		1.57%		1.84%		1.96%		1.92%
Nonperforming assets to total assets(1)	1.16%		1.21%		1.35%		1.41%		1.36%
Allowance for loan losses to total loans(1)	1.68%		1.72%		1.76%		1.79%		1.82%
Coverage ratio(1)	114.4%		109.5%		95.6%		91.0%		94.9%
Annualized net chargeoffs to average loans(2)	0.20%		0.29%		0.34%		0.37%		0.55%
Allowance for loan losses to annualized net chargeoffs(2)	8.7	x	6.0	x	5.3	x	4.9	x	3.3	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended
Page | 12

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)	Three months ended			Three months ended
(Unaudited)	September 30, 2013			September 30, 2012
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$197,336	571	1.16%	$594,814	1,996	1.34%
Mortgage backed securities and collateralized mortgage obligations-residential	534,773	2,888	2.16	397,935	2,003	2.01
State and political subdivisions	11,272	197	7.01	34,383	495	5.76
Corporate bonds	53,238	223	1.68	66,940	529	3.16
Small Business Administration-guaranteed participation securities	113,298	558	1.97	8,024	43	2.14
Mortgage backed securities and collateralized mortgage obligations-commercial	11,070	39	1.41	-	-	0.00
Other	660	5	3.03	660	4	2.42

Total securities available for sale	921,647	4,481	1.94	1,102,756	5,070	1.84

Federal funds sold and other short-term Investments	551,409	344	0.25	416,971	258	0.25

Held to maturity securities:
Corporate bonds	9,939	154	6.19	35,132	385	4.39
Mortgage backed securities and collateralized mortgage obligations-residential	85,388	686	3.21	128,188	976	3.04

Total held to maturity securities	95,327	840	3.52	163,320	1,361	3.33

Federal Reserve Bank and Federal Home Loan Bank stock	10,500	121	4.61	9,632	120	4.98

Commercial loans	213,541	2,785	5.22	228,537	3,068	5.36
Residential mortgage loans	2,245,284	26,325	4.69	2,031,080	25,988	5.12
Home equity lines of credit	335,391	2,892	3.42	322,405	2,906	3.59
Installment loans	5,494	171	12.33	4,007	149	14.82

Loans, net of unearned income	2,799,710	32,173	4.59	2,586,029	32,111	4.96

Total interest earning assets	4,378,593	37,959	3.46	4,278,708	38,920	3.64

Allowance for loan losses	(48,649)			(49,039)
Cash & non-interest earning assets	122,130			144,099

Total assets	$4,452,074			$4,373,768

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$592,264	84	0.06%	$531,216	79	0.06%
Money market accounts	641,597	590	0.36	660,464	673	0.40
Savings	1,233,284	798	0.26	1,151,910	870	0.30
Time deposits	1,121,737	1,937	0.69	1,217,080	2,629	0.86

Total interest bearing deposits	3,588,882	3,409	0.38	3,560,670	4,251	0.48
Short-term borrowings	183,414	370	0.80	151,535	348	0.91

Total interest bearing liabilities	3,772,296	3,779	0.40	3,712,205	4,599	0.49

Demand deposits	307,910			287,915
Other liabilities	22,435			20,084
Shareholders' equity	349,433			353,564

Total liabilities and shareholders' equity	$4,452,074			$4,373,768

Net interest income , tax equivalent		34,180			34,321

Net interest spread			3.06%			3.15%

Net interest margin (net interest income to total interest earning assets)			3.12%			3.21%

Tax equivalent adjustment		(77)			(163)

Net interest income		34,103			34,158
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(dollars in thousands)	Nine months ended			Nine months ended
(Unaudited)	September 30, 2013			September 30, 2012
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$228,560	2,014	1.17%	$634,903	6,906	1.45%
Mortgage backed securities and collateralized mortgage obligations-residential	545,974	8,358	2.04	286,287	4,460	2.08
State and political subdivisions	14,282	713	6.66	37,032	1,587	5.71
Corporate bonds	51,795	674	1.74	78,999	1,999	3.38
Small Business Administration-guaranteed participation securities	109,297	1,618	1.97	2,694	43	2.13
Mortgage backed securities and collateralized mortgage obligations-commercial	10,204	106	1.39	-	-	0.00
Other	660	13	2.63	660	14	2.83

Total securities available for sale	960,772	13,496	1.87	1,040,575	15,009	1.92

Federal funds sold and other short-term Investments	496,211	916	0.25	473,196	877	0.25

Held to maturity securities:
U. S. government sponsored enterprises	-	-	0.00	1,423	25	2.38
Corporate bonds	15,340	680	5.91	41,071	1,281	4.16
Mortgage backed securities and collateralized mortgage obligations-residential	94,146	2,191	3.10	136,554	3,464	3.38

Total held to maturity securities	109,486	2,871	3.50	179,048	4,770	3.55

Federal Reserve Bank and Federal Home Loan Bank stock	10,192	361	4.72	9,357	359	5.12

Commercial loans	214,626	8,444	5.25	235,128	9,569	5.43
Residential mortgage loans	2,186,574	77,875	4.75	1,994,051	78,224	5.23
Home equity lines of credit	334,119	8,498	3.40	317,914	8,646	3.63
Installment loans	4,988	491	13.16	3,795	440	15.50

Loans, net of unearned income	2,740,307	95,308	4.64	2,550,888	96,879	5.06

Total interest earning assets	4,316,968	112,952	3.49	4,253,064	117,894	3.70

Allowance for loan losses	(48,469)			(49,420)
Cash & non-interest earning assets	140,432			141,725

Total assets	$4,408,931			$4,345,369

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$575,687	246	0.06%	$509,346	235	0.06%
Money market accounts	650,501	1,905	0.39	642,907	2,366	0.49
Savings	1,218,625	2,543	0.28	1,092,195	2,951	0.36
Time deposits	1,110,229	5,640	0.68	1,307,411	9,277	0.95

Total interest bearing deposits	3,555,042	10,334	0.39	3,551,859	14,829	0.56
Short-term borrowings	177,173	1,101	0.83	150,039	1,114	0.99

Total interest bearing liabilities	3,732,215	11,435	0.41	3,701,898	15,943	0.58

Demand deposits	298,986			276,484
Other liabilities	21,087			18,922
Shareholders' equity	356,643			348,065

Total liabilities and shareholders' equity	$4,408,931			$4,345,369

Net interest income , tax equivalent		101,517			101,951

Net interest spread			3.08%			3.12%

Net interest margin (net interest income
to total interest earning assets)			3.14%			3.20%

Tax equivalent adjustment		(269)			(543)

Net interest income		101,248			101,408
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Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to recurring revenue.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, which we refer to below as recurring expense, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on securities from this calculation, which we refer to below as recurring revenue.  We believe that this provides one reasonable measure of core expenses relative to core revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share and efficiency ratio to the underlying GAAP numbers is set forth below.

Non-GAAP Financial Measures Reconciliation

(dollars in thousands, except per share amounts)
(Unaudited)

	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12
Tangible Book Value Per Share

Equity	$354,388	348,623	360,889	358,798	357,617
Less: Intangible assets	553	553	553	553	553
Tangible equity	353,835	348,070	360,336	358,245	357,064

Shares outstanding	94,334	94,204	94,071	93,935	93,807
Tangible book value per share	3.75	3.69	3.83	3.81	3.81
Book value per share	3.76	3.70	3.84	3.82	3.81

Tangible Equity to Tangible Assets
Total Assets	4,459,407	4,443,204	4,411,757	4,346,613	4,318,173
Less: Intangible assets	553	553	553	553	553
Tangible assets	4,458,854	4,442,651	4,411,204	4,346,060	4,317,620

Tangible Equity to Tangible Assets	7.94%	7.83%	8.17%	8.24%	8.27%
Equity to Assets	7.95%	7.85%	8.18%	8.25%	8.28%

	3 Months Ended					9 Months Ended
Efficiency Ratio	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12

Net interest income (fully taxable equivalent)	$34,180	33,630	33,707	33,718	34,321	101,517	101,951
Non-interest income	4,413	5,916	4,592	6,161	5,217	14,921	14,803
Less: Net gain on securities	-	1,432	2	763	666	1,434	1,398
Recurring revenue	38,593	38,114	38,297	39,116	38,872	115,004	115,356

Total Noninterest expense	20,688	21,869	21,557	21,150	20,643	64,114	62,827
Less: Other real estate expense, net	946	1,473	749	375	1,210	3,168	2,841
Recurring expense	19,742	20,396	20,808	20,775	19,433	60,946	59,986

Efficiency Ratio	51.15%	53.51%	54.33%	53.11%	49.99%	52.99%	52.00%

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